UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                  Date of Earliest Event Reported: July 3, 2008


                            MOMENTUM BIOFUELS, INC.
                            ----------------------
             (Exact name of registrant as specified in its charter)



              Colorado               000-50619           84-1069035
-----------------------------     ----------------- ---------------------------
(State or other jurisdiction of   (Commission File  (IRS Employer Identification
 incorporation)                    Number)           Number)


              2600 S. Shore Blvd, Suite 100, League City, TX 77573
              ----------------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)



                                 (281) 334-5161
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ]  Written communications  pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - Unregistered Sales of Equity Securities

On July 3, 2008, Momentum BioFuels, Inc. ("the Registrant") received the remaining $200,000 as part of a $600,000 Senior Secured Convertible Debt Offering with Bathgate Capital Partners, LLC ("Bathgate"). The Registrant received $400,000 on May 20, 2008, as reported in the Current Report on Form 8K, filed with the Securities and Exchange Commission (SEC) on May 28, 2008. The Registrant intends to use these funds to support the ongoing operations of its biodiesel facility.

On July 3, 2008, the Registrant issued $200,000 of Senior Secured Convertible Notes ("Convertible Notes") with attached Investor Warrants ("Investor Warrants") exercisable for 300,000 shares of the Registrant's common stock, as described below.

Convertible Notes

The Convertible Notes are secured by all of the property, plant, equipment and any other assets held by the Registrant. The Convertible Notes have a 10% annual interest rate, that is to be paid quarterly and a due date of May 1, 2013. The Convertible Notes are convertible into shares of the Registrant's common stock at a rate of $0.40 per share ("conversion price"). If the notes are paid in full prior to May 1, 2010, the Registrant will issue one additional warrant for each $1 invested (600,000 warrants), with the same terms and conditions as the Investor Warrants.

The notes provide that if the Registrant should raise any additional financing while the notes are outstanding, and such financing has price lower than that of the conversion price, the conversion price will be reset to equal the price of the additional financing.

In the case of default on the notes, the Registrant will be required to issue additional warrants to the investors ("Penalty Warrants") for every $0.25 invested by the investors (2,400,000 warrants). In addition, in the case of default, the interest rate of the convertible notes increases to 18% per annum.

As of July 3, 2008, the Company has issued $600,000 in Convertible Notes.

Warrants

In addition to the Convertible Notes, the Registrant has issued Investor Warrants exercisable for a total of 300,000 shares of the Company's common stock. The warrants have an exercise price of $0.40 per share and a term of 7 years. The warrants provide for cashless exercise and have piggy back registration rights.

The Penalty Warrants will have the same terms and conditions as the original Investor Warrants, with the exception that the exercise price will be based upon the closing bid of the Registrant's stock at the time of default.

Placement Agent Fees

As part of the financing, Bathgate, for its services as the Placement Agent, received a 7% cash commission ($42,000), 3% non-accountable and warrants exercisable for 600,000 shares of the Registrant's common stock ("Placement Warrants").

The Placement Warrants have an exercise price of $0.40 per share and a term of 7 years and provide for piggyback registration rights.


                   Section 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     -----------        -----------
            10.1        Secured Convertible Note *
            10.2        Agreement Among Lenders, dated May 9, 2008 *
--------------------
*Filed as part of the Current Report on Form 8K on May 28, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             MOMENTUM BIOFUELS, INC.


                             By: Gregory A. Enders
                                 -----------------
                                 Gregory A. Enders, President and
                                 Chief Executive Officer


 Date:  July 10, 2008